Raymond James Investor Conference

March 11, 2009

Exhibit 99.1

Safe Harbor Statement

This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections.  Important factors that could cause actual results to differ materially from such forward-looking statements  include, without limitation, risks related to the following:

Increasing competition in the communications industry; and

A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Copies of this
Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.shentel.com or on request from the Company.  The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effectors of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.  Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return
investment to shareholders and to fund continued growth.   Shentel also uses these financial
performance measures to evaluate the performance of its business and for budget plannin
g purposes.

Agenda

Introduction and Shentel Overview – Earle MacKenzie - COO

Overview of PCS

Overview of Wireline

Financials – Adele Skolits – CFO

Shenandoah Telecommunications Company

Major subsidiaries: PCS, Telephone, Mobile and Cable

Shentel Management Company: Allocation subsidiary for all
employees and shared expenses

Allocation Subsidiary

Wireline Entities

Wireless Entities

Shenandoah
Telecommunications
Company

Shentel Cable
Company

Shentel Service
Company

Shenandoah Mobile
Company

Shenandoah Cable
Television Company

Shentel Management
Company

Shentel
Communications
Company

Shenandoah
Telephone Company

Shenandoah
Personal
Communications
Company

Shentel Converged
Services

Shenandoah Network
Company

Shenandoah Long
Distance Company

Growth Strategy – Capitalize on Core Competencies

Wireless

Increase penetration in existing PCS footprint

Look for new wireless opportunities in surrounding
geographic areas

Telephone

Attractive markets at reasonable prices

Cable

Focus on smaller less competitive markets

Build clusters to gain operating efficiencies

Upgrade networks to offer “Triple Play”

Business Overview

Public company  with 4,400+ shareholders

70% individual/30% institutional

Profitable

Strong growth

Healthy balance sheet

Continuity of ownership & management

Focused business plan

New opportunity in fiber/coax wireline triple play

2008 OIBDA by Segment

Business Overview

Total OIBDA =  $72 million

2008 Revenues by Segment

Total External Revenues = $144 million

Agenda

Introduction and Shentel Overview

Overview of PCS

Overview of Wireline

Financials

PCS Overview

One of 3 remaining Sprint Nextel
affiliates

2.3 million licensed POPs

1.9 million covered POPs

211k total subscribers

10.5% penetration

411 CDMA base stations

211 EVDO enabled cell sites

86% EVDO covered POPs

$41,000 Estimated Average
household income

Key Operational Metrics – PCS

Retail Subscribers (000s)

Number of Cell Sites

Churn (%)

Penetration (%)

- Total POPs as of 2008: 2.3 million

- Covered POPs as of 2008: 1.9 million

20% CAGR

- EVDO coverage as of 2008: 86% of covered POP

- EVDO coverage as of 2009E: 92% of covered POP

52

Attractive Service Revenue Growth - PCS

Gross Billed PCS Revenue ($ millions)1

1 Before credits and fees

21% CAGR

PCS Revenues

Billed Revenues ($ millions)

Up 19%

Bad Debt

Management Fee

Service Credits

Service Fee

Net Revenue

PCS Revenue per Subscriber

Gross Billed Revenues per Subscriber1

1 Before credits and fees

2 Data ARPU was $15.90 in Q4 - 2008

2

Voice

Data

PCS Distribution

PCS Gross Adds Breakdown (%)

Current Distribution

17 company stores

17 branded stores

44 exclusive agents (Shentel)

61 Regional/National (Sprint)

Mobile Business

Revenue ($ millions)

OIBDA ($ millions)

Overview

118 towers

183 non-affiliate leases

$5.3

$6.2

$6.7

11% CAGR

Non-affiliate

Affiliate

Capital Expenditures - Wireless

Capital Expenditures by Category ($ million)

Other

Capacity

Coverage

EVDO

Mobile

# Cell Sites

332

346

411

489

% Covered POPs

77%

79%

85%

89%

# EVDO Sites

0

52

211

318

% POPs Covered

N/A

27%

86%

92%

Agenda

Introduction and Shentel Overview

Overview of PCS

Overview of Wireline

Financials

Wireline Customers

24.2k LEC access lines

5.2k dial-up Internet
subscribers

10k DSL subscribers

25.4k cable TV subscribers

10.8k long distance
subscribers

One FTTH community in
service

Network

Route miles: 756

Fiber miles: 46,733

Wireline Overview

Wireline OIBDA 2008

Total Wireline OIBDA = $19 million

Wireline Revenue 2008

Total Wireline Revenues = $40 million

Telephone

Access lines (000s)

Revenue ($ millions)1

OIBDA ($ millions with % margin)

-0.7% CAGR

1 Includes internal revenues

2 Excludes stock-based compensation and one-time ERO and pension closing expenses of $2.7 million

2

Local Subs

Access

Other

Shentel Services

Customers (000s)

Revenues ($ millions)

DSL

Dial-up

1

2

1

2

1 DSL only available within LEC area

2 Dial-up offered inside and outside the LEC area

Cable TV

Overview

Subscribers (000s)

Complimentary (with LEC business)

Offensive positioning (Outside ILEC)

60,000 homes passed

One-way now, two way in 2009/2010

YE09 – HD, DVR, VOD, Internet, Voice

Revenue ($ millions)

OIBDA ($ millions)

1 Includes Rapid Communications acquisition – December 2008

1

1

1

Digital

Basic

Agenda

Introduction and Shentel Overview

Overview of PCS

Overview of Wireline

Financials – Adele Skolits - CFO

Consolidated Financial Results

Net Income from Continuing Operations

27% CAGR

In millions

Revenues

1 2006 Net income includes $6.4 million of gain related to the liquidation of the Rural Telephone Bank (RTB)

1

PCS

Other

PCS

Other

Key Financial Results – Consolidated

Operating Income

Operating Income Before Depreciation &
Amortization (OIBDA)

In millions

PCS

Other

PCS

Other

Key Financial Results – Consolidated

Earnings Per Share

- Continuing Operations

Earnings Per Share

-  Net Income

1

1

1 EPS and Fully Diluted EPS include $0.27 per share as a result of the one time gain related to the liquidation of the Rural Telephone Bank

Cash Flows

Cash Flows ($ millions)

2007

2008

Change

Net Cash from Operations

$43.7

$50.1

$6.4

Capital Expenditures

($29.1)

($65.5)

($36.4)

Cable TV Acquisition

($10.9)

($10.9)

Borrowings

$23.7

$23.7

Debt Repayments

($4.1)

($4.2)

($0.1)

Dividends

($5.8)

($6.5)

($0.7)

Other

($0.9)

$1.3

$2.2

Increase in Cash Balance

$3.8

($12.0)

($15.8)

Total Capex

Wireless – PCS/Mobile

Wireline - Cable

Wireline - Other

Q&A

Appendix

Consolidated P&L1

Note:

1  In March 2007, the company entered into a new Affiliate Agreement with Sprint Nextel which modified the way PCS revenues and expenses were previously accounted for. Therefore, beginning in 2007, financial metrics, particularly revenue and revenue related metrics, are not comparable to results prior to 2007

2 2006 Net income includes $6.4 million of gain related to the liquidation of the Rural Telephone Bank (RTB)

3 Includes stock-based compensation of $2.1 million and one-time ERO and pension closing expenses of $2.7 million, before taxes and $1.3 and $1.6 million after taxes, respectively

4 Does not include network expense

         ($ millions)                                                                                                                20062                                      20073                                         2008

Revenue1

$158.9

$130.4

$144.4

% growth1

-17.9%

10.7%

Gross profit4

$94.5

$89.7

$100.7

% margin1

59.5%

68.8%

69.7%

Operating Income

$25.7

$36.7

$45.6

% margin1

16.2%

28.1%

31.6%

OIBDA

$48.1

$60.1

$72.1

% margin1

30.3%

46.1%

49.9%

Net Income from Continuing Operations

$20.7

$22.2

$26.3

% margin1

13.0%

17.0%

18.2%

Earnings per share

$0.77

$0.80

$1.04

PCS Financial Performance

Note: In March 2007, the company entered into a new Affiliate Agreement with Sprint Nextel which modified the way PCS revenues and expenses were previously accounted for.  Therefore, financial metrics beginning in 2007 are not comparable to results prior to 2007

1 Includes stock-based compensation of $0.7 million and one-time ERO and pension closing expenses of $0.1 million

         ($ millions)                                                                                                                      2006                                20071                                          2008

Revenue

$115.5

$87.3

$100.2

% growth

-24.4%

14.7%

Operating Income

$15.7

$28.8

$33.5

% margin

13.6%

33.0%

33.4%

Per subscriber

$116

$168

$168

OIBDA

$30.0

$43.9

$49.8

% margin

26.0%

50.3%

49.7%

Per subscriber

$221

$257

$249

Capital Expenditures

$5.7

$13.7

$43.8

Mobile Financial Performance1

         ($ millions)                                                                                                                     2006                                  2007                                           2008

1 Includes internal revenue

Revenue

$5.3

$6.2

$6.7

% growth

17.4%

11.4%

Operating Income

$2.1

$2.6

$2.8

% margin

39.8%

42.4%

46.9%

OIBDA

$3.0

$3.5

$3.7

% margin

56.6%

58.1%

61.2%

Capital Expenditures

$2.1

$0.4

$1.3

Telephone Financial Performance1

1 Includes internal revenue

2 Excludes stock-based compensation and one-time ERO and pension closing expenses of $2.7 million

         ($ millions)                                                                                                                         2006                               20072                                            2008

Revenue

$30.5

$30.5

$30.7

% growth

0.2%

0.4%

Operating Income

$14.4

$11.3

$12.5

% margin

47.1%

37.0%

40.9%

OIBDA

$19.1

$16.5

$19.1

% margin

62.7%

54.1%

62.4%

Capital Expenditures

$3.4

$6.2

$8.2

Cable Financial Performance

1 Excludes stock-based compensation one-time ERO and pension closing expenses of $0.6 million

         ($ millions)                                                                                                                     2006                                   20071                                             20082

Revenue

$5.0

$5.1

$6.1

% growth

1.2%

6.0%

Operating Income

($0.6)

($1.8)

($0.9)

% margin

NM

NM

NM

OIBDA

$0.6

($0.8)

$0.3

% margin

11.1%

-15.1%

5.4%

Capital Expenditures

$0.3

$0.2

$0.4

Non-GAAP Financial Measure – Billed Revenue per Subscriber

Dollars in thousands (except subscribers and revenue per subscriber)

2008

2007

Gross billed revenue

Wireless segment total operating revenues

$  100,151

$  87,307

Equipment revenue

      (5,214)

     (5,015)

Other revenue

      (2,788)

     (2,238)

Wireless service revenue

      92,149

     80,054

Service credits

      15,018

     11,082

Write-offs

        8,064

      6,863

Management fee

        9,034

      7,717

Service fee

        9,938

      8,493

Gross billed revenue

     134,203

   114,209

Average subscribers

     199,794

   171,161

Billed revenue per subscriber

$     55.98

$    55.61

Non-GAAP Financial Measure – 2008 OIBDA

Dollars in thousands

PCS

Telephone

Mobile

Cable

Other

Consolidated

Operating Income

$33,474

$12,530

$2,839

($916)

($2,281)

$45,646

Depreciation and amortization

16,330

6,594

884

1,250

1,376

26,434

OIBDA

$49,804

$19,124

$3,723

$334

($905)

$72,080

Non-GAAP Financial Measure – 2007 OIBDA

Dollars in thousands

PCS

Telephone

Mobile

Cable

Other

Consolidated

Operating Income

$28,824

$11,307

$2,611

($1,812)

($,4,243)

$36,687

Depreciation and amortization

15,107

5,217

923

1,050

1,156

23,453

OIBDA

$43,931

$16,524

$3,534

($762)

($3,087)

$60,140

Non-GAAP Financial Measure – 2006 OIBDA

Dollars in thousands

PCS

Telephone

Mobile

Cable

Other

Consolidated

Operating Income

$15,660

$14,356

$2,091

($548)

($5,830)

$25,729

Depreciation and amortization

14,326

4,755

878

1,104

1,303

22,366

OIBDA

$29,986

$19,111

$2,969

$556

($4,527)

$48,095

Non-GAAP Financial Measure – 2005 OIBDA

Dollars in thousands

PCS

Other

Consolidated

Operating Income

$9,730

$9,827

$19,577

Depreciation and amortization

12,692

7,210

19,902

OIBDA

$22,422

$17,037

$39,459

Non-GAAP Financial Measure – 2004 OIBDA

Dollars in thousands

PCS

Other

Consolidated

Operating Income

$6,188

$11,989

$18,177

Depreciation and amortization

11,915

6,872

18,787

OIBDA

$18,103

$18,861

$36,964

Raymond James Investor Conference

March 11, 2009